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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 9, 2003
                                                         ----------------


                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-18863                   59-3392443
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida             32250
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                                EXPLANATORY NOTE


This Amendment No. 1 to the Current Report on Form 8-K of Armor Holdings, Inc. filed on December 23, 2003 (the "Initial 8-K Report") supplements the Initial 8-K Report and provides financial statement information of Simula, Inc. and pro forma financial information of Armor Holdings, Inc., which are permitted to be filed by amendment pursuant to Item 7 of the Form 8-K rules.


Item 7. Financial Statements and Exhibits

          (a) Financial Statements of the Business Acquired. The financial statements required by this item are hereby included in Exhibit
               99.2 attached hereto.

          (b) Pro Forma Financial Information. The pro forma financial information required by this item are hereby included in Exhibit
               99.3 attached hereto.

          (c)  Exhibits.

               The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

               Exhibit 2.1 Agreement and Plan of Merger dated as of August 29, 2003 by and among Armor, AHI Bulletproof Acquisition, Corp., and Simula, Inc. (incorporated herein by reference to Appendix A of the Registration Statement on Form S-4 of Armor Holdings, Inc. filed on September 23, 2003).

               Exhibit 23.1   Consent of Deloitte & Touche LLP

               Exhibit 99.1 Press Release, dated December 10, 2003. (incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K of Armor Holdings, Inc. filed on December 23, 2003).

               Exhibit 99.2   Financial Statements of Simula, Inc.

               Exhibit 99.3 Pro Forma Financial Information of Armor Holdings, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 22, 2004

                                         ARMOR HOLDINGS, INC.


                                     By: /s/ Robert R. Schiller
                                         -------------------------------
                                         Name:  Robert R. Schiller
                                         Title: President,
                                                Chief Financial Officer
                                                and Secretary












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                                  EXHIBIT INDEX

       Exhibit No.       Item
       -----------       ----

       Exhibit 23.1      Consent of Deloitte & Touche LLP

       Exhibit 99.2      Financial Statements of Simula, Inc.

       Exhibit 99.3      Pro Forma Financial Information of Armor Holdings, Inc.